UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of earliest event reported: June 28, 2007

333-51880
(Commission file number)

NEW MEDIUM ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	11-3502174
(State of incorporation)	(IRS Employer Identification No.)

Mahesh Jayanarayan, CEO 195 The Vale London UK W3 7QS	011 44 20 8746 2018
(Address of principal executive offices)	(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

PRESS RELEASE

New Medium Enterprises Appoints THOMAS BERGLUND as Independent Advisor to the Board

London, 28 June 2007: New Medium Enterprises (NME) (OTC Bulletin Board: NMEN) today announced that its Board of Directors has appointed Thomas Berglund as an independent advisor to the board. His appointment is timed to assist the company in its planned IPO and commercialisation of its products and in advising the globalisation of the company.

Thomas Berglund joins NME with a successful career history which includes his former role as President of Securitas AB and CEO for Securitas Group. Securitas is a world leader in security with 215,000 employees operating in more than 30 countries mainly in Europe and North America supported by over 2,000 local branches.

CEO of NME says of the new appointment, “We are naturally delighted at the appointment of Thomas as the company requires a dynamic and proven individual to assist the board in its global launch and therefore Thomas was a natural choice for such a demanding role.”

About NME

New Medium Enterprises Inc. is listed on the OTC exchange in the U.S. under the symbol NMEN; NME’s VMD drives offer the first low-cost solution in True High Definition in the world, based on current red laser technology and existing DVD industrial infrastructure.  Incorporating break-through optical storage capacity, red laser-based, HD file format, encryption technology, authoring tools and compression technologies, NME is providing the only high-quality and high-value offering for the discerning consumer electronics market.

For additional information about NME, please visit http://www.nmeinc.com.

SAFE HARBOR

The 'Press Release' contains forward-looking statements as defined by the federal securities laws which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements may discuss our future expectations, contain projections of our future results of operations or of our financial position, or state other forward-looking information. However, there may be events in the future that we are not able to accurately predict or control. Forward-looking statements are only predictions that relate to future events or our future performance and are subject to substantial known and unknown risks, uncertainties, assumptions, and other factors that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. In summary, you should not place undue reliance on any forward-looking statements.

Press contact:   Juliet Francis
                            New Medium Enterprises
                            T: +44 (0) 207 485 7842
                            Email: juliet@nmeinc.com

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MEDIUM ENTERPRISES, INC.

June 28, 2007	By:	/s/ Mahesh Jayanarayan
Mahesh Jayanarayan
Chief Executive Officer